Exhibit 10.13B

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

AMENDMENT TO EXCLUSIVE LICENSE

AMENDMENT TO EXCLUSIVE LICENSE

BETWEEN

BERKELEY LIGHTS, INC.

AND

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

FOR

OPTOELECTRONIC TWEEZER TECHNOLOGY

This AMENDMENT TO EXCLUSIVE LICENSE (“Amendment”) is made and entered into this 14th day of March, 2016 (“Effective Date”), by and between THE REGENTS OF THE UNIVERSITY OF CALIFORNIA, a California corporation, whose legal address is 1111 Franklin Street, 12th Floor, Oakland, California 94607-5200, acting through its Office of Technology Licensing, at the University of California, Berkeley, 2150 Shattuck Avenue, Suite 510, Berkeley, California 94720-1620 (“REGENTS”) and BERKELEY LIGHTS, INC., a Delaware corporation with a principal place of business at 5858 Horton Street, Suite 320, Emeryville, California 94608 (“LICENSEE”).

REGENTS and LICENSEE are parties to that certain Exclusive License for Optoelectronic Tweezer Technology effective October 25, 2011 (the “Exclusive License”), and wish to amend the Exclusive License to memorialize their mutual understanding and agreement regarding the addition to the Exclusive Licensee of certain INVENTIONS and REGENTS’ PATENT RIGHTS, and the confirmation of LICENSEE’s royalty obligation.

Accordingly, in consideration of the premises and the mutual covenants herein set forth, REGENTS and LICENSEE agree as follows:

1.	All capitalized terms used herein shall have the meaning given to such terms in the Exclusive License, unless otherwise specifically defined in, or modified by, this Amendment.

2.	LICENSEE shall pay REGENTS a one-time fee of US $[***], as consideration for the amendments, including the amendments set forth in Sections 3.a. and 3.b., below.

3.	The Exclusive License is amended as follows:

3.a    Section 1.1 is amended to include the following paragraph, immediately after the paragraph beginning [***]:

[***].

3.b    Section 2.1 is amended to include the following heading and paragraph, immediately after the paragraph beginning [***]:

[***];

3.c    Section 2.12 is amended as follows to include the language highlighted by double-underscore:

“NET SALES” means [***] by LICENSEE for SALES of LICENSED PRODUCTS, LICENSED SERVICES, and LICENSED METHODS, less the sum of the following deductions where applicable: early payment, trade or quantity discounts; sales, use, tariff, import/export duties or other excise taxes when included in gross sales (including value added taxes (“vat”) to the extent that such vat is incurred and not reimbursed, refunded, or credited under a tax authority), but not taxes based on net income derived from such sales; transportation, packing and insurance charges; and allowances or credits made for rejections, returns or uncollectable accounts. For purposes of calculating NET SALES, a SALE to a sublicensee for end use by the sublicensee will be treated as a SALE, and not as a sublicense generating SUBLICENSING INCOME. Furthermore, for purposes of calculating NET SALES associated with provision of LICENSED SERVICES, the amount received by LICENSEE for such LICENSED SERVICES shall be the portion of the gross amount received by LICENSEE for such LICENSED SERVICES that is [***] to the contributions of the LICENSED PRODUCTS and/or LICENSED METHODS.

3.d    Section 2.14 is amended as follows to include the language highlighted by double-underscore:

“SUBLICENSING INCOME” means [***] in respect of royalties received by LICENSEE, to the extent attributable to the grant of sublicenses of REGENTS’ PATENT RIGHTS. SUBLICENSING INCOME does not include [***] by LICENSEE for SALES of LICENSED PRODUCTS, LICENSED SERVICES, and/or LICENSED METHODS to an end user where such SALES are accompanied by the grant of a sublicense to use the LICENSED PRODUCTS, LICENSED SERVICES, and/or LICENSED METHODS.

4.

Upon and after the effectiveness of this Amendment, each reference to the “Exclusive License”, “hereunder”, “hereof” or words of like import referring to the Agreement shall mean and be a reference to the Exclusive License as modified and amended hereby.

5.

Except as expressly amended hereby, all terms of the Exclusive License shall remain unchanged and the Exclusive License shall remain in full force and effect. If there is any inconsistency or conflict between this Amendment and the Exclusive License, the provisions of this Amendment shall govern and control. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers or representatives.

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA		BERKELEY LIGHTS, INC.

By:	/s/ Irvin J. Mettler	By:	/s/ Igor Khandros
	Irvin J. Mettler, Ph.D.		Igor Khandros
	Associate Director		Chief Executive Officer
Office of Technology Licensing

Date:	March 17, 2016	Date:	March 17, 2016

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